UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2009
ENTERPRISE GP HOLDINGS L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-32610 (Commission File Number)	13-4297064 (I.R.S. Employer Identification No.)
1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)
(713) 381-6500
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Effective October 27, 2009, Dan Duncan LLC (“DDLLC”), the sole member of EPE Holdings, LLC (the “Company”), elected Michael A. Creel and A. James Teague to the Board of Directors of the Company, which is the general partner of Enterprise GP Holdings L.P. (the “Partnership”).
          Mr. Creel, age 55, was elected President and Chief Executive Officer of Enterprise Products GP, LLC (“Enterprise GP”), the general partner of Enterprise Products Partners L.P. (“Enterprise”), in August 2007. From June 2000 to August 2007, Mr. Creel served as Chief Financial Officer of Enterprise GP and as Executive Vice President of Enterprise GP from January 2001 to August 2007. Mr. Creel, a certified public accountant, also served as a Senior Vice President of Enterprise GP from November 1999 to January 2001. In December 2007, Mr. Creel was elected Group Vice Chairman and Chief Financial Officer of EPCO, Inc. (“EPCO”). Prior to these elections in EPCO, Mr. Creel served as Chief Operating Officer from April 2005 to December 2007 and Chief Financial Officer from June 2000 to April 2005 for EPCO. He also serves as a Director of DEP Holdings, LLC, the general partner of Duncan Energy Partners L.P., and Enterprise GP since October 2006 and 2005, respectively. Mr. Creel served as President, Chief Executive Officer and Director of the Company from August 2005 through August 2007. In October 2005, Mr. Creel was elected a Director of Edge Petroleum Corporation, a publicly traded oil and natural gas exploration and production company.
          Mr. Teague, age 64, was elected an Executive Vice President of Enterprise GP in November 1999 and additionally as Chief Commercial Officer and Director of Enterprise GP in July 2008. Mr. Teague joined Enterprise in connection with its purchase of certain midstream energy assets from affiliates of Shell Oil Company in 1999. From 1998 to 1999, Mr. Teague served as President or Tejas Natural Gas Liquids, LLC.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
          On October 27, 2009, DDLLC amended the Third Amended and Restated Limited Liability Company Agreement of the Company dated November 7, 2007 (the “LLC Agreement”) in order to increase the maximum number of directors on the Board of Directors from 10 to 12.
          A copy of the Second Amendment dated October 27, 2009 to the LLC Agreement is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
          On October 30, 2009, the Partnership issued a press release regarding the above director appointments. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          The information furnished pursuant to Item 7.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Partnership specifically states that the information is considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Second Amendment dated October 27, 2009 to the Third Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC.

99.1	Press Release dated October 30, 2009.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.
	By:	EPE HOLDINGS, LLC, its General Partner

Date: October 30, 2009	By:	/s/ Michael J. Knesek
		Name:	Michael J. Knesek
		Title:	Senior Vice President, Controller and Principal Accounting Officer of EPE Holdings, LLC

Exhibit Index

Exhibit No.	Description

3.1	Second Amendment dated October 27, 2009 to the Third Amended and Restated Limited Liability Company Agreement of EPE Holdings, LLC.

99.1	Press Release dated October 30, 2009.